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                                                                 EXHIBIT 10.29

                                    GUARANTY

            This Guaranty (the "Guaranty") is made as of the 22nd day of September, 1995 by SC International Services, Inc. ("SCIS"), Sky Chefs, Inc. ("Sky Chefs"), Onex Food Services, Inc. ("OFSI") and Caterair International, Inc. (II) ("CII", together with SCIS, Sky Chefs and OFSI, the "Guarantors" and individually, the "Guarantor") for the benefit of TriNet Essential Facilities VIII R, Inc. ("Landlord").

                                R E C I T A L S

            WHEREAS, Landlord and Caterair International Corporation ("Tenant") have entered into a Lease Agreement (the "Original Lease Agreement") as described on, and relating to the properties set forth in, Exhibit A hereto;

            WHEREAS, as a condition to entering into an amendment to the Original Lease Agreement with Tenant (the Original Lease Agreement as so amended the "Lease"), and to induce Landlord to do so, Landlord has required that Guarantors guarantee the payment of rent and any and all other sums and charges payable by Tenant under the Lease and guarantee the full and timely performance of all of the obligations, covenants and terms to be performed by Tenant under the Lease, in accordance with the terms of this Guaranty; and

            WHEREAS, OFSI, Tenant and Caterair Holdings Corporation have entered into a Master Agreement, dated as of April 26, 1995, and, in consideration of the transactions contemplated therein, Guarantors have agreed to enter into this Guaranty;

            NOW, THEREFORE, in consideration of Landlord's agreement to amend the Original Lease Agreement and as a material inducement to Landlord to do so, Guarantors covenant and agree with Landlord as follows:

            1. Definitions. Unless otherwise expressly provided in this Guaranty or unless capitalized only for grammatical reasons, capitalized terms used in this Guaranty shall have the meanings assigned to them in the Original Lease Agreement.

            2. Guaranty. (a) Guarantors hereby jointly and severally unconditionally guarantee the due and punctual payment and performance of rent and any and all other sums and charges payable by Tenant under the Lease and the full and timely performance of all of Tenant's obligations, covenants and terms to be performed or observed by Tenant under the Lease.

                  (b) If Tenant shall default in the payment of any rent or other sums or charges to be paid by Tenant or the performance or observance of any of the obligations, covenants or terms to be observed or performed by Tenant under the Lease, Guarantors shall pay such rent and other sums and charges to Landlord with any arrears thereof, and shall perform and fulfill all of such obligations, covenants and terms.
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            3. Continuing Guaranty.

                  (a) This Guaranty shall be enforceable against each of the Guarantors without the necessity for any suit or proceedings on Landlord's part of any kind or nature whatsoever against Tenant, and without the necessity of any notice of nonpayment or nonperformance (except as may be required under the Lease), or nonobservance of any notice of acceptance of this Guaranty or of any other notice of demand to which each Guarantor might otherwise be entitled, all of which each Guarantor hereby expressly waives; and each of the Guarantors hereby expressly agrees that the validity of this Guaranty and the obligations of each Guarantor hereunder shall in nowise be terminated, affected, diminished or impaired by reason of the assertion or the failure to assert by Landlord against Tenant of any of the rights or remedies reserved to Landlord pursuant to the provisions of the Lease.

                  (b) This Guaranty shall be a continuing Guaranty, and the liability of each Guarantor hereunder shall in no way be affected, modified or diminished by reason of any assignment by Tenant, or by reason of any dealings or transactions or matter or thing occurring between Landlord and Tenant, or by reason of any bankruptcy, insolvency, reorganization, arrangement, assignment for the benefit of creditors, receivership or trusteeship affecting Tenant, whether or not notice thereof or of any thereof is given to Guarantors. Guarantors agree that, in the event of the rejection or disaffirmance of the Lease by Tenant or Tenant's trustee in bankruptcy pursuant to bankruptcy law or any other law affecting creditor rights, Guarantors shall, if Landlord so requests, select one of the Guarantors, reasonably satisfactory to Landlord, to have all of the rights and obligations of Tenant under the Lease and such Guarantor shall assume all obligations and liabilities of Tenant under the Lease, to the same extent as if such Guarantor had become originally named instead of Tenant as a party to such document and there had been no such rejection or disaffirmance, and such Guarantor shall affirm such assumption in writing at the request of Landlord upon or after such rejection or disaffirmance. Such Guarantor, upon such assumption, shall have all rights of Tenant under the Lease.

                  (c) Each Guarantor hereby consents that the obligations and liabilities of Tenant under the Lease may, from time to time, be renewed, extended, amended, modified, compromised, released or waived by Landlord, all without notice to or assent by Guarantors, and each Guarantor shall remain bound hereunder in respect of the obligations of Tenant under the Lease as same shall have been renewed, extended, modified, compromised, released or waived. A Guarantor's obligations hereunder shall not terminate notwithstanding that such Guarantor has transferred its interest in Tenant to another entity or person.

            4. Miscellaneous.

                  (a) SCIS shall deliver to Landlord the following information: within 120 days after the end of each fiscal year of SCIS, an audited balance sheet of SCIS and its consolidated subsidiaries as at the end of such year, an audited statement of profits and losses of SCIS and its consolidated subsidiaries for such year, and an audited statement of change in the financial position of SCIS and its consolidated subsidiaries for such year, setting forth in each case, in comparative form, the corresponding figures for the preceding fiscal year in


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reasonable detail and scope and certified by independent certified public accountants of recognized national standing selected by SCIS; and within 60 days after the end of each of the first three fiscal quarters of SCIS, a balance sheet of SCIS and its consolidated subsidiaries as at the end of such quarter, statements of profits and losses of SCIS and its consolidated subsidiaries for such quarter and a statement of change in financial position of SCIS and its consolidated subsidiaries for such quarter, setting forth in each case, in comparative form, the corresponding figures for the similar quarter of the preceding year, in reasonable detail and scope, and certified to be true and complete by a financial officer of SCIS having knowledge thereof; the foregoing financial statements all being prepared in accordance with generally accepted accounting principles consistently applied. If SCIS ceases to be a public company subject to federal securities law reporting requirements, Landlord shall keep any non-public financial information with respect to SCIS furnished by SCIS confidential and shall not disclose such information; provided, however, that such information may be disclosed (i) to its officers, directors, employees, agents, attorneys and accountants in connection with acting as Landlord under the Lease, (ii) to lenders or institutional investors in connection with arranging, moving or restructuring debt secured by a mortgage lien on the Premises or an assignment of the Lease, so long as any such lender or investor shall execute a confidentiality agreement agreeing not to disclose such financial information, (iii) to potential purchasers in connection with the sale of any interest in the Premises, so long as any such purchaser shall execute a confidentiality agreement agreeing not to disclose such financial information,
(iv) in connection with the enforcement of Landlord's rights and remedies hereunder, and (v) as may be required by any governmental or other regulatory entity having jurisdiction or authority over Landlord, or over any lender or investor.

                  (b) SCIS, upon five business days advance notice, will permit Landlord and its professional representatives to visit SCIS's offices and discuss SCIS's affairs and finances (insofar as they relate to the Premises or the Lease) with appropriate officers, and will make available such information as Landlord may reasonably request bearing on SCIS, the Premises or the Lease, provided that Landlord agrees to maintain the confidentiality of information denoted as non-public information except that such information may be provided as required by governmental regulation or court order and may be provided on a confidential basis to Landlord's counsel and accountants.

                  (c) All of Landlord's rights and remedies under the Lease or under this Guaranty are intended to be distinct, separate and cumulative and no such right or remedy therein or herein mentioned is intended to be in exclusion of or a waiver of any of the others.

                  (d) Whenever used in this Guaranty, the terms Guarantor, Landlord, and Tenant shall include the respective successors and assigns of the party named as such, including any successor or assign resulting from any merger, consolidation or sale of assets.

                  (e) As a further inducement to Landlord to make and enter into the amendment to the Original Lease Agreement and in consideration thereof, Landlord and Guarantors covenant and agree that in any action or proceeding brought on, under or by virtue of this Guaranty, Landlord and Guarantors shall and do hereby waive trial by jury.


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                  (f) Guarantors shall pay all reasonable legal expenses
incurred by Landlord to enforce this Guaranty, provided Landlord provides evidence of such fees and expenses to Guarantor.

                  (g) This Guaranty shall be governed by and construed in accordance with the laws of the State of New York.

                  IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of this day written above.

                                     SC INTERNATIONAL SERVICES, INC.


                                     By: /s/ Thomas J. Lee
                                         --------------------------------------
                                          Name:
                                          Title:

                                     SKY CHEFS, INC.


                                     By: /s/ Thomas J. Lee
                                         --------------------------------------
                                          Name:
                                          Title:

                                     ONEX FOOD SERVICES, INC.   .


                                     By: /s/ Thomas J. Lee
                                         --------------------------------------
                                          Name:
                                          Title:

                                     CATERAIR INTERNATIONAL, INC. (II)


                                     By: /s/ Thomas J. Lee
                                         --------------------------------------
                                          Name:
                                          Title:


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                                    EXHIBIT A

Each Lease Agreement was made by and between Caterair International Corporation and TriNet Essentials Facilities VIII R, Inc. and is dated as of May 15,
1993. The numbers in parentheses indicate identification numbers located on the Lease Agreements themselves.

            Property

            (#368) Burlingame, CA

            (#701) Millbrae, CA

            (#318) Seattle, WA

            (#397) Bloomington, MN

            (#303) Reno, NV

            (#361) Miami, FL

            (#366) Miami, FL

            (#702) Miami, FL